SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported): May 27, 1998



                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-29230                     51-0350842
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)



      575 Broadway, New York, New York                             10012
(Address of principal executive offices)                          Zip Code)


        Registrant's telephone number, including area code: (212)334-6633


                                 Not Applicable
           Former name or former address, if changed since last report


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Item 7. Exhibits


     10.1 Distribution Agreement, dated as of May 27, 1998, by and between Take-Two Interactive Software, Inc. and Gathering of Developers I, Ltd.*








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* This amended Form 8-K is being filed solely to file an  unredacted  version of this Exhibit 10.1





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


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 31, 2000
                                            TAKE-TWO INTERACTIVE SOFTWARE, INC.



                                            By /s/ Ryan A. Brant
                                               --------------------
                                               Name:  Ryan A. Brant
                                               Title: Chairman




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